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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 2000


                            JOURNAL REGISTER COMPANY

             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      1-12955                22-3498615
        (State or Other             (Commission File         (I.R.S. Employee
Jurisdiction of Incorporation)           Number)          Identification Number)



              50 West State Street, Trenton, New Jersey 08608-1298 (Address of Principal Executive Offices, Including Zip Code)



                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  The following exhibit is filed with this Report:

                  99       Press Release, dated December 5, 2000.


Item 9.  Regulation FD Disclosure.

         See the press release attached as Exhibit 99, which relates to the Credit Suisse First Boston Media Week Conference held at 4:10 p.m., EST, on December 6, 2000 at the Plaza Hotel in New York City.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 2000                     JOURNAL REGISTER COMPANY



                                         By: /s/ Jean B. Clifton
                                            ----------------------------------
                                            Jean B. Clifton
                                            Executive Vice President & Chief
                                            Financial Officer and Secretary


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                                  Exhibit Index



           EXHIBIT NO.             DESCRIPTION

               99                  Press Release, dated December 5, 2000.